SM

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

!

Ex-5b

PERSPECTIVE REWARDS
 EEX-5b(10/10)
VARIABLE AND FIXED
ANNUITY APPLICATION (VA640NY)
Home Office: Purchase, NY 10577
www.jackson.com
First Class Mail: P.O. Box 30313
Customer Care: 800-599-5651
Lansing, MI 48909-7813
Bank or Financial Institution Customer Care: 888-464-7779
Fax: 888-576-8383
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
 Primary Owner
PLEASE PRINT
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
U.S. Citizen
and/or a U.S.
U.S. Citizen
Yes
No
Resident, Form
W-9 or Form
W-8BEN (as
First Name
Middle Name
Last Name
applicable) is
required with
application.
Non-Natural Owner/Entity Name (if applicable)
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form N5335 or
trust
/
/
(
)
documents are
required with
Physical Address Line 1 (No P.O. Boxes)
Line 2
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
City
State
ZIP Code
different from
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
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NV640 10/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
For additional
beneficiaries,
/
/
please attach a
separate sheet,
signed and
Primary
Contingent
%
Percentage of Death Benefit
dated by the
Owner, which
Individual Name (First, Middle, Last) or Non-Natural Entity Name
includes names,
percentages,
and other
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
required
information.
/
/
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LONG-TERM SMART
Make all
Premium Payment
checks
payable to
Select method of payment
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company of
New York .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
National Life
Stretch IRA
Cash Balance-Defined Benefit
SEP
Insurance
Roth IRA:
Cash Balance-Defined Contribution
ORP:
Company of
Roth Conversion
HR-10 (Keogh) Plan
New York, also
ORP
Roth IRA*
Money Purchase
referred to as
Texas ORP
" Jackson of
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
NY " or " the
Year:________ $___________
Roth 401(k)
Company" will
Charitable Remainder
Year:________ $___________
Target Benefit Plan
issue Annuity
Annuity Trust
Type per the
Non-Qualified Plan:
TSA Plan:
Charitable Remainder
bold headings.
Deferred Compensation
403(b) TSA
Unitrust
Non-Tax Qualified
Statement Regarding Replacement of Existing Policies or Annuity Contracts
It is required
Are you replacing an existing life insurance policy or annuity contract?
for Good Order
No
Yes
that this entire
Jackson of NY pre-assigned Contract number: _________________________________
section be
completed.
If "Yes" please complete the following company information. Please complete all necessary forms as required by New York Regulation 60.
If replacing,
please provide
Company name
Contract number
Anticipated amount
the Jackson of
NY pre-
$
assigned
Contract
$
number.
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson of NY will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, Jackson of NY will
/
/
default to the Latest Income Date as shown in the Contract.
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LONG-TERM SMART
Optional Death Benefits Once selected, optional death benefits cannot be changed.
If no Optional
May not be selected in combination with LifeGuard Freedom Flex DB.
Death Benefit
is selected
your
Highest Anniversary Value Death Benefit
(Ages 0-79)
beneficiary(ies)
will receive the
Other Optional Benefits Once selected, optional benefits cannot be changed.
standard
death benefit.
Guaranteed Living Benefit Options
(May select only one GMWB)
Please see the
prospectus for
GMWB For Life
details.
(For Life Guaranteed Minimum Withdrawal Benefits)
Optional
LifeGuard Freedom Flex
LifeGuard Freedom 6 Net
Death Benefit
For Life GMWB with Owner's choice of
For Life GMWB with Bonus, Annual Step-Up, &
and Other
Bonus and Step-Up
(Ages 35-80)
Earnings-Sensitive Withdrawal Amount
(Ages 35-80)
Optional
Benefits:
Bonus
Step-Up
1,2,3
Additional
LifeGuard Freedom 6 Net w/ Joint Option
(Must select one)
(Must select one)
charges will
Joint For Life GMWB with Bonus, Annual Step-Up, &
5%
Annual
apply. Please
Earnings-Sensitive Withdrawal Amount
(Ages 35-80)
see the
6%
Annual to Highest
prospectus
Quarterly Contract Value*
7%
for details.
* Not available with 8% bonus
8%
GMWB
(Guaranteed Minimum Withdrawal Benefits)
Election Age
1,2,3
SafeGuard Max
limitations
LifeGuard Freedom Flex w/ Joint Option
GMWB with 5-Year Step-Up
(Ages 0-85)
apply based
Joint For Life GMWB with Owner's choice of
on the age of
Bonus and Step-Up
(Ages 35-80)
AutoGuard
5
the Owner(s)
Bonus
Step-Up
5% GMWB with Annual Step-Up
(Ages 0-80)
or Covered
Lives.
(Must select one)
(Must select one)
AutoGuard 6
5%
Annual
6% GMWB with Annual Step-Up
(Ages 0-80)
6%
Annual to Highest
Quarterly Contract Value
4
LifeGuard Freedom Flex DB
For Life GMWB with 6% Bonus, Annual Step-Up,
and Death Benefit(Ages 35-70)
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
May not be selected in combination with an Optional Death Benefit.
If electing a Guaranteed Living Benefit Option, please read the disclosures in the Notice to
Applicant section on page 7.
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LONG-TERM SMART
Premium Allocation
JNL®
JNL/JPMorgan
JNL/PAM
Tell us how you
want your
% Institutional Alt 20
% International Value
% Asia ex-Japan
annuity
% MidCap Growth
 % China-India
% Institutional Alt 35
premiums
% Institutional Alt 50
% U.S. Government &
invested.
Quality Bond
TOTAL
% Institutional Alt 65
JNL/PIMCO
ALLOCATION
% Real Return
MUST EQUAL
JNL/American Funds®
JNL/Lazard
% Total Return Bond
100%.
Blue Chip Income
%
and Growth
% Emerging Markets
% Global Bond
% Mid Cap Equity
JNL/PPM America
Total number
Global Small
% High Yield Bond
%
of allocation
Capitalization
% Mid Cap Value
selections may
JNL/M&G
not exceed 18.
% Growth-Income
% Small Cap Value
% Global Basics
% International
% Value Equity
% Global Leaders
% New World
JNL/Red Rocks
JNL/BlackRock
JNL/Mellon Capital Management
% Listed Private Equity
% Commodity Securities
% JNL 5
% Global Allocation
% 25
JNL/Select
JNL/Capital Guardian
% Select Small-Cap
% Balanced
% Global Balanced
% JNL Optimized 5
% Money Market
%
Global Diversified
% VIP
% Value
Research
% Dow Dividend
% U.S. Growth Equity
% European 30
JNL/T. Rowe Price
JNL/Eagle
% Nasdaq
25
% Established Growth
% Core Equity
% NYSE International 25
% Mid-Cap Growth
% SmallCap Equity
% Pacific Rim 30
% Short-Term Bond
% S&P
24
JNL/Franklin Templeton
% Value
% Founding Strategy
% S&P SMid 60
% Global Growth
% Value Line
30
JNL/S&P
% Income
% S&P 500 Index
% 4
International Small
% S&P 400 MidCap Index
%
% Competitive Advantage
Cap Growth
% Small Cap Index
% Dividend Income &
% Mutual Shares
Growth
% International Index
% Small Cap Value
% Intrinsic Value
% Bond Index
% Total Yield
% Index 5
JNL/Goldman Sachs
% Core Plus Bond
% 10 x 10
JNL/S&P Managed
% Emerging Markets Debt
% Communications Sector
% Conservative
% Mid Cap Value
% Consumer Brands Sector
% Moderate
% U.S. Equity Flex
% Financial Sector
% Moderate Growth
% Healthcare Sector
JNL/Invesco
% Growth
% Oil & Gas Sector
% Global Real Estate
% Aggressive Growth
% International Growth
% Technology Sector
% Large Cap Growth
% Global Alpha
JNL/S&P Disciplined
% Small Cap Growth
% Moderate
JNL/Ivy
JNL/Oppenheimer
% Moderate Growth
% Asset Strategy
% Global Growth
% Growth
PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.
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LONG-TERM SMART
Premium Allocation (Cont. from page 5)
See the NOTE
Fixed Account Option
for some
% 1-Year
important
terms
regarding the
NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of
Fixed Account
transfers into and from any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account
Option.
Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.
Systematic Investment (periodic premium reallocation programs)
Only the
Automatic Rebalancing.
DCA+ (Special Dollar Cost Averaging)
Investment
This request is to establish the Special Dollar Cost
Division(s) and
Frequency:
Averaging option.
the 1-Year
Monthly
Quarterly
Semiannually
Annually
Fixed Account
If DCA+ is selected, you must allocate Source
Option (subject
Option and Designated Options using the Special
to availability)
Start Date (mm/dd/yyyy) ___________________________
Dollar Cost Averaging (DCA+) Supplemental
as selected in
Application (NV3647). Must be completed for
the Premium
Note: If no date is selected, the program will
"Good Order."
Allocation
begin one month/quarter/half-year/year (depending
section will
on the frequency you selected) from the date
DCA+ provides an automatic monthly transfer to the
participate in
selected Investment Division(s) so the entire amount
Jackson of NY applies the first premium payment. If
Automatic
no frequency is selected, the frequency will be annual.
invested in this program, plus earnings, will be
Rebalancing.
No transfers will be made on days 29, 30 or 31,
transferred by the end of the DCA+ term selected. If
unless set up on annual frequency.
selected, the total number of elections in the Premium
Allocation section may not exceed 17.
DCA (Dollar Cost Averaging)
This request is to establish the Dollar Cost Averaging option.
If DCA is selected, you must attach the Systematic Investment Form (NV2375). Must be completed for "Good
Order."
Capital Protection Program
Yes - Please complete Supplemental Application (NV4674). Must be completed for "Good Order." No -
Please complete the Premium Allocation section on Pages 5 and 6.
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LONG-TERM SMART
Electronic Delivery Authorization
I agree to receive documents electronically:
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on Jackson of NY's website.
Check the
ALL DOCUMENTS
boxes next to
Quarterly statements
Prospectuses and prospectus supplements
the types of
documents you
Periodic and immediate confirmation statements
Proxy and other voting materials
wish to receive
Annual and Semi-Annual reports
Other documents from Jackson of NY
electronically.
If an email
My email address is:_________________________________________. I (We) will notify Jackson of NY of any new address is
email address.
provided, but
no document
The computer hardware and software requirements that are necessary to receive, process and retain electronic type is
communications that are subject to this consent are as follows: To view and download material electronically, you selected, the
must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM selection will
drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
default to "All
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer
Documents."
and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
Producer/Rep
to receive
/
/
Contract
First Name
Middle Name
Last Name
information via
telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
information
here.
/
/
Notice to Applicant
Please note the following applies to all Guaranteed Living Benefit Options elected on page 4.
A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract.
These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required minimum distributions imposed by the IRS. Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the
Owner's situation, including consideration of required minimum distributions. Please consult a tax advisor on this and other matters regarding the selection of income options.
If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments. We will allocate subsequent premium payments in the same way as your Contract's first premium payment unless you tell us otherwise.
Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal
Amount (GAWA) and Guaranteed Withdrawal Balance (GWB.)
You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.
Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an Owner
Initiated Step-up, we retain the right to do so in the future.
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Notice to Applicant(Cont. from page 7)
Important Disclosure Regarding the Perspective Rewards 6% Contract Enhancement Jackson of NY will add a
Contract Enhancement to the Contract Value for each Premium payment. The Contract Enhancement is equal to 6%, multiplied by the Premium and will be credited at the time of Premium payment. The Contract Enhancement shall be declared and credited in a nondiscriminatory manner and consistent with New York Law.
Charges
The Contract charges include a higher Mortality and Expense Charge than would be charged under a similar contract without a Contract Enhancement. In some cases, the amount of a Contract Enhancement may be more than offset by those charges. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had purchased a similar contract without a Contract Enhancement.
Additionally, if you make a partial or total withdrawal from your Contract in the first nine years since the Premium payment withdrawn was made, you will pay a Contract Enhancement Recapture Charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your Premiums.
However, a higher Contract Value resulting from the Contract Enhancement may be beneficial, even in circumstances where cash surrender value may not be higher, because that higher Contract Value can increase the amount available upon death of the Owner, annuitization of the Contract, withdrawals taken under the free withdrawal provisions of the Contract and withdrawals necessary to satisfy the minimum distribution requirements of the Internal
Revenue Code.
Contract Enhancement Recapture Charge
The Contract Enhancement will be recaptured in accordance with the Recapture Charge schedule whenever a withdrawal of the corresponding Premium is made or upon the exercise of the Contract's Right to Examine.
Recapture Charge Schedule:
Completed Years Since
Receipt of Premium:
0
1
2
3
4
5
6
7
8
9+
6% Contract Enhancement
Recapture Charge Percentage:
6.0%
5.5%
4.5%
4.0%
3.5%
3.0%
2.0%
1.0%
0.5%
0.0%
The Recapture Charge is equal to the Recapture Charge percentage applied to the portion of Remaining Premium withdrawn. The Recapture Charge will be taken from the Investment Divisions and the Fixed Account Options, in the
same proportion as the requested withdrawal.
The Recapture Charge will be waived upon payment under the Death Benefit Provisions of the Contract, in the event of payments under an income option and waived in the same manner as the Withdrawal Charge in the following sections of the Contract: (a) Additional Free Withdrawal, and (b) Waiver of Withdrawal Charge for Extended Care.
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LONG-TERM SMART
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 5. The Contract I (we) have applied for is suitable for my
(our) insurance objective, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the
Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which
I may elect to transfer my Contract Value. 7. I (We) understand that Jackson of NY may restrict the availability of the
Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the
Fixed Account at any time on a non-discriminatory basis.
8. If I (we) have elected the Special Dollar Cost Averaging (DCA+) Option, I (we) hereby acknowledge receipt of the
 "Special Dollar Cost Averaging (DCA+) Supplemental Application."
9. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "Capital
 Protection Program Supplemental Application."
10. I (We) certify that the Date of Birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant,
 Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
11. Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
It is required
/
/
for Good Order
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
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LONG-TERM SMART
Producer/Representative Acknowledgements
By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
Jackson of NY Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
C
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling
Order that all
100%).
Producer/Rep
numbers be
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
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NV640 10/10